Exhibit 99.1

Occidental Petroleum Announces 4th Quarter and Full Year 2018 Results

Occidental Petroleum reports 2018 net income of $4.1 billion with ROCE of 14%, the highest since 2014 portfolio optimization; returns more than $3.6 billion to shareholders

•            Q4 cash flow from operations before working capital of $1.9 billion funded capital expenditures and dividends

•            Reserve replacement of 164% worldwide with Permian Resources replacement of 300%

•            Q4 Permian Resources production of 250,000 BOE per day, up 57% year-over-year

•            2019 estimated production growth of 9 to 11%, with 30+% annual growth in Permian Resources

•            2018 year-end cash balance of $3.0 billion

•            2019 capital budget 10% lower at $4.5 billion

HOUSTON — February 12, 2019 — Occidental Petroleum Corporation (NYSE:OXY) today announced net income for the fourth quarter of 2018 of $706 million, or $0.93 per diluted share, which included impairment charges of $220 million. Core income for the fourth quarter of 2018 was $922 million, or $1.22 per diluted share.

“In 2018, outstanding performance across our businesses generated the highest level of operating cash flow and return on capital employed since our portfolio optimization, and we returned more than $3.6 billion to shareholders through share repurchases and our sustainable dividend,” said President and Chief Executive Officer Vicki Hollub. “These achievements reflect the strength of our integrated business model and the high quality of our assets. As we execute our returns-focused capital program in 2019, we will strive to ensure that every dollar we spend maximizes value for our shareholders.”

QUARTERLY RESULTS
Oil and Gas

Oil and gas pre-tax income for the fourth quarter of 2018 was $145 million, compared to $767 million for the prior quarter. Occidental recorded impairment charges on its Qatar assets of $220 million and $196 million in the fourth and third quarters of 2018, respectively. Excluding these impairment charges, oil and gas pre-tax income was $365 million for the fourth quarter of 2018, compared to $963 million for the third quarter of 2018. The decline in fourth quarter core income, compared to the prior quarter, reflected lower oil and natural gas liquids (NGL) prices, a negative non-cash mark-to-market adjustment on carbon dioxide (CO2) purchase contracts, and higher depreciation, depletion and amortization and operating expenses in Qatar, primarily as a result of the Idd El-Shargi North Dome offshore field contract expiration in October 2019.

Total average daily production volumes were 700,000 barrels of oil equivalent (BOE) for the fourth quarter of 2018, compared to 681,000 BOE in the third quarter of 2018. Permian Resources average daily production volumes for the fourth quarter of 2018 were 250,000 BOE, at the high end of guidance and an increase of 11 percent from the prior quarter due to improved well performance and development activity. Compared to the fourth quarter of 2017, Permian Resources production increased by more than 57 percent. International average daily volumes decreased by 7,000 BOE in the fourth quarter of 2018, compared to the prior quarter, primarily due to the impact of price on production sharing contracts in Oman and weather delays in Qatar.

For the fourth quarter of 2018, average WTI and Brent marker prices were $58.81 per barrel and $68.08 per barrel, respectively. Average worldwide realized crude oil prices decreased by 10 percent from the prior quarter to $56.11 per barrel. Average worldwide realized NGL prices decreased by 23 percent from the prior quarter to $22.88 per BOE.

Oil and Gas Preliminary Reserves

At year-end 2018, Occidental’s preliminary worldwide proved reserves totaled 2.8 billion BOE, compared to 2.6 billion BOE at the end of 2017. Proved reserve additions from all sources were 394 million BOE, compared to production of 240 million BOE, and represented a reserves replacement ratio all-in of 164 percent. Additions from improved recoveries were 294 million BOE and revisions were net positive 56 million BOE. Preliminary domestic proved reserves totaled 1.7 billion BOE at the end of 2018, compared to 1.6 billion BOE at the end of 2017. Occidental’s domestic operations had proved reserves additions from all sources of 292 million BOE, compared to production of 136 million BOE, for a reserves replacement ratio of 215 percent, with Permian Resources reserves replacement of 300 percent.

As of December 31, 2018, the company’s proved reserves consisted of approximately 57 percent oil, 18 percent NGL and 25 percent gas. Of the total proved reserves, approximately 62 percent is in the United States and 38 percent is international. Approximately 73 percent of the proved reserves is developed and 27 percent is undeveloped.

Chemical

Chemical pre-tax income for the fourth quarter of 2018 was $223 million, compared to $321 million for the prior quarter. The decline was primarily due to lower realized caustic soda pricing and unfavorable natural gas and ethylene costs. In addition, scheduled plant outages combined with typical seasonality resulted in lower production volumes across many product lines.

Midstream and Marketing

Midstream and marketing pre-tax income for the fourth quarter of 2018 was $675 million, compared to $1.7 billion for the prior quarter. Third quarter earnings included a pre-tax net gain on sale of approximately $900 million for the Centurion common carrier oil pipeline and storage system, the Southeast New Mexico oil gathering system and the Ingleside Crude Terminal. Excluding the gain on sale, midstream pre-tax income from the third quarter of 2018 was $796 million. The decrease in fourth quarter income reflected lower Midland-to-Gulf-Coast spreads in the marketing business, lower pipeline income due to the sale of the Centurion pipeline in the third quarter and lower Dolphin Pipeline equity income.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at oxy.com.

Supplemental Non-GAAP Measures

This press release refers to return on capital employed (ROCE), core income and reserves replacement all-in, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Definitions and reconciliations of these non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP are included in the financial schedules of this press release. Occidental’s definition of these non-GAAP measures may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions;  uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; actions by third parties, including service providers, disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law, regulations or tax rates. Words such as “estimate,” “guidance,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “strive,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2017, and in Occidental’s other filings with the SEC, including the forthcoming Annual Report on Form 10-K for the year ended December 31, 2018.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Jeff Alvarez
713-215-7864
jeff_alvarez@oxy.com

On the web: oxy.com

Occidental Petroleum Corporation

Quarter 4 2018 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results
• Reconciliation - Diluted EPS

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	Consolidated Condensed Statements of Operations
Reconciliation - Return on Capital Employed

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs and Exploration Expense

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

13	Preliminary Reserves Replacement and Multi-Year Data - WORLDWIDE

14	Preliminary Reserves Replacement and Multi-Year Data - UNITED STATES ONLY

15	Preliminary Proved Oil Reserves (MMbbl)

16	Preliminary Proved NGLs Reserves (MMbbl)

17	Preliminary Proved Natural Gas Reserves (Bcf)

18	Preliminary Total Proved Reserves (MMBOE)

19	Preliminary Costs Incurred

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2017					2018
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net income
Reported Income ($ millions)	$117	$507	$190	$497	$1,311	$708	$848	$1,869	$706	$4,131
Reported EPS - Diluted ($/share)	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44	$0.93	$5.39
Effective tax rate	40%	36%	31%	-653%	1%	32%	26%	28%	15%	26%

Core Income (Non-GAAP) ($ millions)	$117	$119	$137	$313	$686	$708	$848	$1,360	$922	$3,838
Core EPS - Diluted (Non-GAAP) ($/share)	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77	$1.22	$5.01
Effective tax rate	40%	37%	29%	40%	37%	32%	26%	27%	12%	25%

Average Shares Outstanding
Basic (millions)	764.4	764.9	765.5	765.5	765.1	765.6	765.7	761.7	753.8	761.7
Diluted (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3	755.4	763.3

Production - Reported
Total US (MBOE/D)	303	296	297	319	304	336	358	384	410	372
US oil (MBBL/D)	192	195	199	214	200	228	240	256	274	250
Worldwide (MBOE/D)	584	601	600	621	602	609	639	681	700	658
Worldwide sales (MBOE/D)	583	603	600	624	603	610	622	696	702	658

Production - Ongoing Operations
Total US (MBOE/D)	278	289	297	319	296	336	358	384	410	372
US oil (MBBL/D)	190	195	199	214	200	228	240	256	274	250
Worldwide (MBOE/D)	559	594	600	621	594	609	639	681	700	658
Worldwide sales (MBOE/D)	558	596	600	624	595	610	622	696	702	658

Realizations
Worldwide oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12	$62.67	$56.11	$60.64
Worldwide NGL ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21	$29.55	$22.88	$26.25
Domestic gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49	$1.58	$1.33	$1.59

Cash Flows ($ millions)
Operating before working capital	$1,048	$1,031	$1,084	$1,511	$4,674	$1,697	$1,988	$2,553	$1,875	$8,113
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)	(149)	548	(521)
Other, net	(8)	737	(7)	(42)	680	-	-	-	77	77
Operating cash flow	$505	$1,849	$1,086	$1,421	$4,861	$1,009	$1,756	$2,404	$2,500	$7,669
Capital expenditures	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)

		2017					2018
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$117	$624	$814	$1,311		$708	$1,556	$3,425	$4,131
Reported EPS - Diluted ($/share)	$0.15	$0.81	$1.06	$1.70		$0.92	$2.02	$4.45	$5.39
Effective tax rate	40%	37%	36%	1%		32%	29%	28%	26%

Core Income (Non-GAAP) ($ millions)	$117	$236	$373	$686		$708	$1,556	$2,916	$3,838
Core EPS - Diluted (Non-GAAP) ($/share)	$0.15	$0.31	$0.48	$0.89		$0.92	$2.02	$3.79	$5.01
Effective tax rate	40%	38%	35%	37%		32%	29%	28%	25%

Average Shares Outstanding
Basic (millions)	764.4	764.7	764.9	765.1		765.6	765.7	764.3	761.7
Diluted (millions)	765.2	765.5	765.7	765.9		767.0	767.2	765.8	763.3

Production - Reported
Total US (MBOE/D)	303	300	299	304		336	347	359	372
US oil (MBBL/D)	192	194	196	200		228	234	241	250
Worldwide (MBOE/D)	584	593	595	602		609	624	643	658
Worldwide sales (MBOE/D)	583	593	595	603		610	616	643	658

Production - Ongoing Operations
Total US (MBOE/D)	278	284	288	296		336	347	359	372
US oil (MBBL/D)	190	193	195	200		228	234	241	250
Worldwide (MBOE/D)	559	577	584	594		609	624	643	658
Worldwide sales (MBOE/D)	558	577	584	595		610	616	643	658

Realizations
Worldwide oil ($/BBL)	$49.04	$47.77	$47.23	$48.93		$61.04	$62.07	$62.29	$60.64
Worldwide NGL ($/BBL)	$21.59	$20.18	$20.37	$21.63		$25.35	$26.34	$27.54	$26.25
Domestic gas ($/MCF)	$2.68	$2.48	$2.38	$2.31		$2.06	$1.76	$1.70	$1.59

Cash Flows ($ millions)
Operating before working capital	$1,048	$2,079	$3,163	$4,674		$1,697	$3,685	$6,238	$8,113
Working capital changes	(535)	(454)	(445)	(493)		(688)	(920)	(1,069)	(521)
Other, net	(8)	729	722	680		-	-	-	77
Operating cash flow	$505	$2,354	$3,440	$4,861		$1,009	$2,765	$5,169	$7,669
Capital expenditures	$(752)	$(1,531)	$(2,478)	$(3,638)		$(1,032)	$(2,319)	$(3,638)	$(4,975)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(191)	$210	$(190)	$(418)	$(589)	$255	$300	$209	$(143)	$621
Foreign	418	422	413	514	1,767	502	495	571	328	1,896
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)	(13)	(40)	(75)
	220	627	220	44	1,111	750	780	767	145	2,442
Chemical	170	230	200	222	822	298	317	321	223	1,159
Midstream and Marketing	(47)	119	4	9	85	179	250	1,698	675	2,802
Segment Income	343	976	424	275	2,018	1,227	1,347	2,786	1,043	6,403
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)	(81)	(356)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)	(130)	(439)
Pre-tax Income	195	792	275	66	1,328	1,047	1,150	2,579	832	5,608
Taxes
Federal and state	113	(79)	100	769	903	(95)	(76)	(362)	70	(463)
Foreign	(191)	(206)	(185)	(338)	(920)	(244)	(226)	(348)	(196)	(1,014)
Net Income	$117	$507	$190	$497	$1,311	$708	$848	$1,869	$706	$4,131

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44	$0.93	$5.40
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44	$0.93	$5.39

Effective Tax Rate	40%	36%	31%	-653%	1%	32%	26%	28%	15%	26%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$-	$510	$81	$(341)	$250	$-	$-	$-	$-	$-
Foreign	-	-	-	4	4	-	-	(196)	(220)	(416)
	-	510	81	(337)	254	-	-	(196)	(220)	(416)
Chemical	-	-	-	5	5	-	-	-	-	-
Midstream and Marketing	-	94	-	(120)	(26)	-	-	902	5	907
Segment Income (Loss)	-	604	81	(452)	233	-	-	706	(215)	491
Corporate
Other	-	-	-	-	-	-	-	-	-	-
Pre-tax Income (Loss)	-	604	81	(452)	233	-	-	706	(215)	491
Taxes
Federal and state	-	(216)	(28)	735	491	-	-	(197)	(1)	(198)
Foreign	-	-	-	(99)	(99)	-	-	-	-	-
Net Income	$-	$388	$53	$184	$625	$-	$-	$509	$(216)	$293

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(191)	$(300)	$(271)	$(77)	$(839)	$255	$300	$209	$(143)	$621
Foreign	418	422	413	510	1,763	502	495	767	548	2,312
Exploration	(7)	(5)	(3)	(52)	(67)	(7)	(15)	(13)	(40)	(75)
	220	117	139	381	857	750	780	963	365	2,858
Chemical	170	230	200	217	817	298	317	321	223	1,159
Midstream and Marketing	(47)	25	4	129	111	179	250	796	670	1,895
Segment Income	343	372	343	727	1,785	1,227	1,347	2,080	1,258	5,912
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)	(81)	(356)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)	(130)	(439)
Pre-tax Income	195	188	194	518	1,095	1,047	1,150	1,873	1,047	5,117
Taxes
Federal and state	113	137	128	34	412	(95)	(76)	(165)	71	(265)
Foreign	(191)	(206)	(185)	(239)	(821)	(244)	(226)	(348)	(196)	(1,014)
Core Income	$117	$119	$137	$313	$686	$708	$848	$1,360	$922	$3,838

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.78	$1.22	$5.02
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77	$1.22	$5.01

Effective Tax Rate	40%	37%	29%	40%	37%	32%	26%	27%	12%	25%

Non-GAAP Measure

Core income is a non-GAAP measure.  Occidental defines core income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount.  These events may recur, even across successive reporting periods.  This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods.  Reported net income is considered representative of management’s performance over the long term, and core income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(122)	$134	$(125)	$(268)	$(381)	$199	$233	$163	$(111)	$484
Foreign	243	222	240	277	982	255	247	260	62	824
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)	(11)	(34)	(64)
	116	352	113	(39)	542	447	468	412	(83)	1,244
Chemical	109	148	129	143	529	230	247	248	160	885
Midstream and Marketing	(24)	94	21	28	119	146	209	1,342	541	2,238
Segment Income	201	594	263	132	1,190	823	924	2,002	618	4,367
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)	(81)	(356)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)	(130)	(439)
Taxes	64	97	76	574	811	65	121	74	299	559
Net Income	$117	$507	$190	$497	$1,311	$708	$848	$1,869	$706	$4,131

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44	$0.93	$5.40
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44	$0.93	$5.39

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$-	$328	$53	$(220)	$161	$-	$-	$-	$-	$-
Foreign	-	-	-	4	4	-	-	(196)	(220)	(416)
Exploration	-	-	-	-	-	-	-	-	-	-
	-	328	53	(216)	165	-	-	(196)	(220)	(416)
Chemical	-	-	-	3	3	-	-	-	-	-
Midstream and Marketing	-	60	-	(77)	(17)	-	-	705	4	709
Segment Income (Loss)	-	388	53	(290)	151	-	-	509	(216)	293
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-
Taxes	-	-	-	474	474	-	-	-	-	-
Net Income	$-	$388	$53	$184	$625	$-	$-	$509	$(216)	$293

Core Results (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(122)	$(194)	$(178)	$(48)	$(542)	$199	$233	$163	$(111)	$484
Foreign	243	222	240	273	978	255	247	456	282	1,240
Exploration	(5)	(4)	(2)	(48)	(59)	(7)	(12)	(11)	(34)	(64)
	116	24	60	177	377	447	468	608	137	1,660
Chemical	109	148	129	140	526	230	247	248	160	885
Midstream and Marketing	(24)	34	21	105	136	146	209	637	537	1,529
Segment Income	201	206	210	422	1,039	823	924	1,493	834	4,074
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)	(91)	(92)	(81)	(356)
Other	(70)	(103)	(64)	(129)	(366)	(88)	(106)	(115)	(130)	(439)
Taxes	64	97	76	100	337	65	121	74	299	559
Core Income	$117	$119	$137	$313	$686	$708	$848	$1,360	$922	$3,838

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.78	$1.22	$5.02
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77	$1.22	$5.01

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44	$0.93	$5.39
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$0.43	$0.07	$(0.29)	$0.21	$-	$-	$-	$-	$-
Foreign	-	-	-	0.01	0.01	-	-	(0.26)	(0.29)	(0.55)
Exploration	-	-	-	-	-	-	-	-	-	-
Chemical	-	-	-	-	-	-	-	-	-	-
Midstream and Marketing	-	0.08	-	(0.10)	(0.02)	-	-	0.93	-	0.93
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-	-	-
Taxes	-	-	-	0.62	0.62	-	-	-	-	-
Total After-Tax Non-Core Adjustments	$-	$0.51	$0.07	$0.24	$0.81	$-	$-	$0.67	$(0.29)	$0.38

Core Diluted Earnings Per Share (Non-GAAP)	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$1.10	$1.77	$1.22	$5.01

Average Diluted Shares Outstanding (millions)	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3	755.4	763.3

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core income divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2017					2018
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains	$-	$510	$81	$56	$647	$-	$-	$-	$-	$-
Asset impairments and related items	-	-	-	(397)	(397)	-	-	-	-	-
	-	510	81	(341)	250	-	-	-	-	-

Foreign
Asset sales gains	-	-	-	8	8	-	-	-	-	-
Asset impairments and related items	-	-	-	(4)	(4)	-	-	(196)	(220)	(416)
	-	-	-	4	4	-	-	(196)	(220)	(416)

Total Oil and Gas	-	510	81	(337)	254	-	-	(196)	(220)	(416)

Chemical
Asset sale gains	-	-	-	5	5	-	-	-	-	-
Total Chemical	-	-	-	5	5	-	-	-	-	-

Midstream and Marketing
Asset and equity investment gains	-	94	-	-	94	-	-	902	5	907
Asset impairments and related items	-	-	-	(120)	(120)	-	-	-	-	-
Total Midstream and Marketing	-	94	-	(120)	(26)	-	-	902	5	907

Corporate
No non-core items	-	-	-	-	-	-	-	-	-	-
Total Corporate	-	-	-	-	-	-	-	-	-	-

Taxes (a)	-	(216)	(28)	636	392	-	-	(197)	(1)	(198)
Totals	-	388	53	184	625	-	-	509	(216)	293

			2017					2018
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains	$-	$328	$53	$35	$416	$-	$-	$-	$-	$-
Asset impairments and related items	-	-	-	(255)	(255)	-	-	-	-	-
	-	328	53	(220)	161	-	-	-	-	-

Foreign
Asset sales gains	-	-	-	8	8	-	-	-	-	-
Asset impairments and related items	-	-	-	(4)	(4)	-	-	(196)	(220)	(416)
	-	-	-	4	4	-	-	(196)	(220)	(416)

Total Oil and Gas	-	328	53	(216)	165	-	-	(196)	(220)	(416)

Chemical
Asset sale gains	-	-	-	3	3	-	-	-	-	-
Total Chemical	-	-	-	3	3	-	-	-	-	-

Midstream and Marketing
Asset and equity sales gains	-	60	-	-	60	-	-	705	4	709
Asset impairments and related items	-	-	-	(77)	(77)	-	-	-	-	-
Total Midstream and Marketing	-	60	-	(77)	(17)	-	-	705	4	709

Corporate
No non-core items	-	-	-	-	-	-	-	-	-	-
Total Corporate	-	-	-	-	-	-	-	-	-	-

Taxes (a)	-	-	-	474	474	-	-	-	-	-
Income From Continuing Operations	-	388	53	184	625	-	-	509	(216)	293
Totals	$-	$388	$53	$184	$625	$-	$-	$509	$(216)	$293

(a) The fourth quarter of 2017 amount included benefits recognized due to the change in federal tax law and tax rate.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
REVENUES
Net sales
Oil & Gas	$1,894	$1,848	$1,865	$2,263	$7,870	$2,454	$2,531	$2,889	$2,567	$10,441
Chemical	1,068	1,156	1,071	1,060	4,355	1,154	1,176	1,185	1,142	4,657
Midstream and Marketing	211	270	266	410	1,157	389	603	1,367	1,297	3,656
Eliminations	(216)	(214)	(203)	(241)	(874)	(234)	(227)	(225)	(244)	(930)
	2,957	3,060	2,999	3,492	12,508	3,763	4,083	5,216	4,762	17,824
Interest, dividends and other income	21	31	20	27	99	29	38	34	35	136
Gains on sale of assets and equity investments, net	-	512	86	69	667	33	10	926	5	974
	2,978	3,603	3,105	3,588	13,274	3,825	4,131	6,176	4,802	18,934

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,426	1,486	1,357	1,325	5,594	1,363	1,465	1,786	1,954	6,568
Selling, general and administrative and other operating expenses	272	352	352	448	1,424	307	402	431	473	1,613
Taxes other than on income	68	77	76	90	311	108	115	110	106	439
Depreciation, depletion and amortization	942	989	995	1,076	4,002	921	947	1,023	1,086	3,977
Asset impairments and related items	13	-	11	521	545	30	12	214	305	561
Exploration expense	11	8	8	55	82	15	21	24	50	110
Interest and debt expense, net	81	86	91	87	345	97	97	96	99	389
	2,813	2,998	2,890	3,602	12,303	2,841	3,059	3,684	4,073	13,657
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	165	605	215	(14)	971	984	1,072	2,492	729	5,277
Benefit from (provision for) domestic and foreign income taxes	(78)	(285)	(85)	431	(17)	(339)	(302)	(710)	(126)	(1,477)
Income from equity investments	30	187	60	80	357	63	78	87	103	331
NET INCOME	$117	$507	$190	$497	$1,311	$708	$848	$1,869	$706	$4,131

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92	$1.10	$2.44	$0.93	$5.40
DILUTED EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$1.10	$2.44	$0.93	$5.39

DIVIDENDS PER COMMON SHARE	$0.76	$0.76	$0.77	$0.77	$3.06	$0.77	$0.77	$0.78	$0.78	$3.10

AVERAGE COMMON SHARES OUTSTANDING
BASIC	764.4	764.9	765.5	765.5	765.1	765.6	765.7	761.7	753.8	761.7
DILUTED	765.2	765.9	766.4	766.4	765.9	767.0	767.4	763.3	755.4	763.3

Reconciliation-Return on Capital Employed
Net Income										$4,131
Interest and debt expense, net										389
Interest income										(33)
Income Tax										(75)
2018 Net Income before after-tax net interest expense										$4,412

Long-term debt, net (current and long-term) at December 31, 2017										$9,828
Total stockholder's equity at December 31, 2017										20,572
Total debt and stockholder's equity at December 31, 2017										$30,400

Long-term debt, net (current and long-term) at December 31, 2018										10,317
Total stockholder's equity at December 31, 2018										$21,330
Total debt and stockholder's equity at December 31, 2018										$31,647

Average capital employed										$31,024

2018 Return on capital employed										14%

Non-GAAP Measure

ROCE is defined by Occidental as net income plus after-tax net interest expense divided by average total debt plus stockholders’ equity. This definition may differ from the definition used by other companies. Management believes that ROCE is useful to investors as a performance measure when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. ROCE is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2017				2018
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,494	$2,218	$1,806	$1,672	$1,606	$1,362	$2,954	$3,033
Trade receivables, net	4,316	3,913	3,749	4,145	5,184	5,521	6,000	4,893
Inventories	1,005	920	1,007	1,246	1,057	1,347	1,009	1,191
Assets held for sale	162	558	-	474	335	1,664	-	-
Other current assets	1,261	466	483	733	712	1,096	1,149	746
Total current assets	8,238	8,075	7,045	8,270	8,894	10,990	11,112	9,863
INVESTMENTS
Investments in unconsolidated entities	1,436	1,572	1,526	1,515	1,509	1,551	1,568	1,680
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	69,612	68,796	70,315	70,246	71,262	71,214	72,980	74,420
Accumulated depreciation, depletion and amortization	(37,607)	(37,330)	(38,250)	(39,072)	(39,918)	(40,782)	(41,825)	(42,983)
	32,005	31,466	32,065	31,174	31,344	30,432	31,155	31,437
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	786	869	807	1,067	1,061	1,094	1,122	874
TOTAL ASSETS	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067	$44,957	$43,854

CURRENT LIABILITIES
Current maturities of long-term debt	$500	$500	$500	$500	$-	$-	$116	$116
Accounts payable	4,071	3,825	3,734	4,408	5,059	5,412	5,443	4,885
Accrued liabilities	2,155	2,050	2,128	2,492	2,011	2,521	2,813	2,411
Liabilities of assets held for sale	126	16	-	-	-	145	-	-
Total current liabilities	6,852	6,391	6,362	7,400	7,070	8,078	8,372	7,412
LONG-TERM DEBT, NET	9,322	9,324	9,326	9,328	10,309	10,312	10,198	10,201
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,031	1,059	978	581	659	738	1,162	907
Asset retirement obligations	1,139	1,131	1,134	1,241	1,248	1,244	1,249	1,424
Pension and post retirement obligations	976	989	1,002	1,005	1,008	1,010	828	809
Environmental remediation reserves	736	742	732	728	729	731	740	762
Other	1,330	1,309	1,240	1,171	1,063	1,023	919	1,009
	5,212	5,230	5,086	4,726	4,707	4,746	4,898	4,909
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179	179	179	179
Treasury stock	(9,143)	(9,149)	(9,154)	(9,168)	(9,168)	(9,268)	(10,162)	(10,473)
Additional paid-in capital	7,783	7,824	7,850	7,884	7,916	7,967	7,991	8,046
Retained earnings	22,513	22,435	22,032	21,935	22,107	22,361	23,635	23,750
Accumulated other comprehensive loss	(253)	(252)	(238)	(258)	(312)	(308)	(154)	(172)
Total equity	21,079	21,037	20,669	20,572	20,722	20,931	21,489	21,330
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,465	$41,982	$41,443	$42,026	$42,808	$44,067	$44,957	$43,854

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

OPERATING CASH FLOW
Net income	$117	$507	$190	$497	$1,311	$708	$848	$1,869	$706	$4,131
Depreciation, depletion and amortization (see detail below)	942	989	995	1,076	4,002	921	947	1,023	1,086	3,977
Deferred income tax (benefit) provision	(108)	84	(87)	(608)	(719)	94	77	379	(179)	371
Asset impairments and other non-cash charges	97	(549)	(14)	546	80	(26)	116	(718)	262	(366)
Operating cash flow before working capital	1,048	1,031	1,084	1,511	4,674	1,697	1,988	2,553	1,875	8,113
Working capital changes	(535)	81	9	(48)	(493)	(688)	(232)	(149)	548	(521)
Other, net (a)	(8)	737	(7)	(42)	680	-	-	-	77	77
Operating cash flow	505	1,849	1,086	1,421	4,861	1,009	1,756	2,404	2,500	7,669

INVESTING CASH FLOW
Capital expenditures (see detail below)	(752)	(779)	(947)	(1,160)	(3,638)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)
Payment for purchases of assets	(19)	(358)	(683)	(4)	(1,064)	(177)	(65)	(484)	(202)	(928)
Sales of assets and equity investments, net	-	609	684	110	1,403	275	55	2,415	79	2,824
Changes in capital accrual	(41)	6	55	102	122	(45)	39	13	48	55
Other investing activities	140	(17)	(24)	(1)	98	8	(57)	(39)	(94)	(182)
Investing cash flow	(672)	(539)	(915)	(953)	(3,079)	(971)	(1,315)	586	(1,506)	(3,206)

FINANCING CASH FLOW
Cash dividends paid	(584)	(584)	(586)	(592)	(2,346)	(592)	(593)	(595)	(594)	(2,374)
Purchases of treasury stock	-	(6)	(6)	(13)	(25)	-	(97)	(811)	(340)	(1,248)
Proceeds from long-term debt	-	-	-	-	-	978	-	-	-	978
Payment of long-term debt	-	-	-	-	-	(500)	-	-	-	(500)
Other financing activities	12	4	9	3	28	10	5	8	19	42
Financing cash flow	(572)	(586)	(583)	(602)	(2,343)	(104)	(685)	(1,398)	(915)	(3,102)

Increase (decrease) in cash and cash equivalents	(739)	724	(412)	(134)	(561)	(66)	(244)	1,592	79	1,361
Cash and cash equivalents - beginning of period	2,233	1,494	2,218	1,806	2,233	1,672	1,606	1,362	2,954	1,672
Cash and cash equivalents - end of period	$1,494	$2,218	$1,806	$1,672	$1,672	$1,606	$1,362	$2,954	$3,033	$3,033

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
United States	$593	$625	$629	$702	$2,549	$502	$556	$611	$652	$2,321
Latin America	27	32	31	34	124	27	25	26	24	102
Middle East	144	148	153	151	596	208	183	209	231	831
Chemical	86	90	86	90	352	87	88	89	90	354
Midstream and Marketing	81	84	86	89	340	87	86	78	80	331
Corporate	11	10	10	10	41	10	9	10	9	38
	$942	$989	$995	$1,076	$4,002	$921	$947	$1,023	$1,086	$3,977

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Permian Resources	$(280)	$(298)	$(439)	$(513)	$(1,530)	$(574)	$(742)	$(783)	$(674)	$(2,773)
Permian EOR	(119)	(87)	(100)	(124)	(430)	(124)	(116)	(119)	(159)	(518)
Other Domestic	(1)	-	(2)	(4)	(7)	(4)	(2)	-	(3)	(9)
Latin America	(29)	(35)	(47)	(52)	(163)	(28)	(59)	(54)	(71)	(212)
Middle East	(148)	(135)	(143)	(161)	(587)	(174)	(180)	(160)	(151)	(665)
Exploration Drilling	(16)	(42)	(74)	(96)	(228)	(36)	(25)	(48)	(127)	(236)
Chemical	(63)	(73)	(63)	(109)	(308)	(41)	(60)	(74)	(96)	(271)
Midstream and Marketing	(65)	(89)	(68)	(62)	(284)	(44)	(81)	(68)	(23)	(216)
Corporate	(1)	(11)	(11)	(39)	(62)	(7)	(22)	(13)	(33)	(75)
GAAP external reporting	(722)	(770)	(947)	(1,160)	(3,599)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)
Cracker JV investment contributions	(30)	(9)	-	-	(39)	-	-	-	-	-
	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)

(a)  The 2017 amount represents collection of $761 million for the 2016 NOL partially offset by 2017 NOL carryback that was collected in 2018.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2017					2018
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	129	138	139	159	141	177	201	225	250	214
Permian EOR	145	146	153	155	150	154	153	155	156	154
South Texas & Other	29	12	5	5	13	5	4	4	4	4
Total	303	296	297	319	304	336	358	384	410	372

Latin America	29	33	33	33	32	33	32	31	31	32

Middle East
Al Hosn	57	75	76	75	71	61	68	81	82	73
Dolphin	39	43	43	42	42	36	41	41	40	40
Oman	95	96	95	93	95	85	89	88	84	86
Qatar	61	58	56	59	58	58	51	56	53	55
Total	252	272	270	269	266	240	249	266	259	254

TOTAL REPORTED PRODUCTION	584	601	600	621	602	609	639	681	700	658

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123	139	155	132
Permian EOR	111	110	115	117	113	117	116	116	118	117
South Texas & Other	3	2	2	1	2	2	1	1	1	1
Total	192	195	199	214	200	228	240	256	274	250
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37	41	45	38
Permian EOR	24	26	28	29	27	28	28	31	30	29
South Texas & Other	5	2	-	-	2	-	-	1	-	-
Total	52	53	54	58	55	59	65	73	75	67
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246	270	300	261
Permian EOR	59	58	57	56	57	56	54	48	48	50
South Texas & Other	124	50	17	20	53	16	16	14	17	16
Total	352	286	261	279	294	294	316	332	365	327

Latin America
Oil (MBBL)	28	32	32	32	31	32	31	30	30	31
Natural Gas (MMCF)	8	7	7	7	7	6	6	6	6	6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12	14	15	13
Dolphin	7	7	7	7	7	6	7	7	6	7
Oman	73	72	71	70	71	64	65	63	62	63
Qatar	61	58	56	59	59	58	51	56	53	55
Total	152	151	148	150	150	139	135	140	136	138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22	26	26	23
Dolphin	8	8	9	8	8	7	8	8	8	8
Total	26	32	33	32	31	26	30	34	34	31
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204	246	245	220
Dolphin	146	166	163	161	159	139	156	158	154	152
Oman	131	142	141	139	138	127	146	148	134	139
Total	444	532	533	524	508	449	506	552	533	511

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2017					2018
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	129	138	139	159	141	177	201	225	250	214
Permian EOR	145	146	153	155	150	154	153	155	156	154
Other Domestic	4	5	5	5	5	5	4	4	4	4
Total	278	289	297	319	296	336	358	384	410	372

Latin America	29	33	33	33	32	33	32	31	31	32

Middle East
Al Hosn	57	75	76	75	71	61	68	81	82	73
Dolphin	39	43	43	42	42	36	41	41	40	40
Oman	95	96	95	93	95	85	89	88	84	86
Qatar	61	58	56	59	58	58	51	56	53	55
Total	252	272	270	269	266	240	249	266	259	254

TOTAL ONGOING OPERATIONS	559	594	600	621	594	609	639	681	700	658

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109	123	139	155	132
Permian EOR	111	110	115	117	113	117	116	116	118	117
Other Domestic	1	2	2	1	2	2	1	1	1	1
Total	190	195	199	214	200	228	240	256	274	250
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31	37	41	45	38
Permian EOR	24	26	28	29	27	28	28	31	30	29
Other Domestic	-	-	-	-	-	-	-	1	-	-
Total	47	51	54	58	53	59	65	73	75	67
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222	246	270	300	261
Permian EOR	59	58	57	56	57	56	54	48	48	50
Other Domestic	16	18	17	20	18	16	16	14	17	16
Total	244	254	261	279	259	294	316	332	365	327

Latin America
Oil (MBBL)	28	32	32	32	31	32	31	30	30	31
Natural Gas (MMCF)	8	7	7	7	7	6	6	6	6	6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11	12	14	15	13
Dolphin	7	7	7	7	7	6	7	7	6	7
Oman	73	72	71	70	71	64	65	63	62	63
Qatar	61	58	56	59	59	58	51	56	53	55
Total	152	151	148	150	150	139	135	140	136	138
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19	22	26	26	23
Dolphin	8	8	9	8	8	7	8	8	8	8
Total	26	32	33	32	31	26	30	34	34	31
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183	204	246	245	220
Dolphin	146	166	163	161	159	139	156	158	154	152
Oman	131	142	141	139	138	127	146	148	134	139
Total	444	532	533	524	508	449	506	552	533	511

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2017					2018
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

United States	278	289	297	319	296	336	358	384	410	372

Latin America	28	35	31	36	33	33	31	32	30	32

Middle East
Al Hosn	57	75	76	75	71	61	68	81	82	73
Dolphin	39	43	43	42	42	37	41	41	41	40
Oman	96	96	95	94	95	85	72	102	86	86
Qatar	60	58	58	58	58	58	52	56	53	55
Total	252	272	272	269	266	241	233	280	262	254

ONGOING OPERATIONS	558	596	600	624	595	610	622	696	702	658
Operations Sold, Exited and Exiting	25	7	-	-	8	-	-	-	-	-
TOTAL REPORTED SALES	583	603	600	624	603	610	622	696	702	658

REALIZED PRICES
United States
Oil ($/BBL)	$48.67	$44.94	$45.04	$52.54	$47.91	$61.03	$61.08	$56.36	$48.25	$56.30
NGLs ($/BBL)	$23.07	$20.47	$22.99	$27.74	$23.67	$26.89	$28.87	$31.82	$23.10	$27.64
Natural Gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$1.49	$1.58	$1.33	$1.59

Latin America
Oil ($/BBL)	$48.26	$42.60	$45.54	$56.88	$48.50	$59.24	$65.66	$69.94	$62.49	$64.32
Natural Gas ($/MCF)	$4.77	$5.18	$5.22	$5.19	$5.08	$5.68	$6.07	$6.74	$7.39	$6.43

Middle East
Oil ($/BBL)	$49.63	$49.51	$47.84	$54.54	$50.38	$61.45	$66.59	$71.71	$70.30	$67.69
NGLs ($/BBL)	$18.64	$16.31	$17.01	$20.33	$18.05	$21.89	$23.58	$24.66	$22.38	$23.20

Total Worldwide
Oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$63.12	$62.67	$56.11	$60.64
NGLs ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$27.21	$29.55	$22.88	$26.25
Natural Gas ($/MCF)	$2.07	$1.81	$1.77	$1.74	$1.84	$1.82	$1.58	$1.62	$1.51	$1.62

Index Prices
WTI Oil ($/BBL)	$51.91	$48.29	$48.21	$55.40	$50.95	$62.87	$67.88	$69.50	$58.81	$64.77
Brent Oil ($/BBL)	$54.66	$50.92	$52.18	$61.54	$54.82	$67.18	$74.90	$75.97	$68.08	$71.53
NYMEX Natural Gas ($/MCF)	$3.26	$3.14	$2.95	$2.99	$3.09	$2.87	$2.75	$2.88	$3.40	$2.97

Percentage of Index Prices
Worldwide oil as a percentage of WTI	94%	96%	96%	97%	96%	97%	93%	90%	95%	94%
Worldwide oil as a percentage of Brent	90%	91%	89%	87%	89%	91%	84%	82%	82%	85%
Worldwide NGL as a percentage of WTI	42%	39%	43%	45%	42%	40%	40%	43%	39%	41%
Worldwide NGL as a percentage of Brent	39%	37%	40%	41%	39%	38%	36%	39%	34%	37%
Domestic gas as a percentage of NYMEX	82%	71%	73%	70%	75%	72%	54%	55%	39%	54%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

Cash operating expenses ($/BOE)
United States	$13.47	$13.55	$13.23	$12.94	$13.29	$13.32	$12.80	$12.39	$11.35	$12.41
Latin America	$14.70	$11.73	$11.83	$13.90	$12.99	$12.17	$12.17	$13.18	$15.86	$13.32
Middle East	$10.67	$10.04	$9.03	$9.49	$9.79	$10.75	$11.44	$10.56	$12.09	$11.20
Total Oil and Gas	$12.33	$11.86	$11.25	$11.51	$11.73	$12.24	$12.26	$11.69	$11.82	$11.98

Taxes other than on income ($/BOE)
United States	$2.07	$2.53	$2.56	$2.69	$2.47	$3.27	$3.19	$2.91	$2.68	$3.00
Total Oil and Gas	$1.15	$1.27	$1.29	$1.40	$1.28	$1.82	$1.86	$1.63	$1.59	$1.72

DD&A expense ($/BOE)
United States	$21.74	$23.17	$23.06	$23.93	$22.99	$16.63	$17.07	$17.28	$17.27	$17.08
Latin America	$10.61	$9.91	$10.81	$10.25	$10.37	$8.99	$8.95	$8.81	$8.77	$8.88
Middle East	$6.34	$6.02	$6.11	$6.11	$6.14	$9.62	$8.58	$8.15	$9.59	$8.96
Total Oil and Gas	$14.55	$14.67	$14.74	$15.47	$14.87	$13.44	$13.48	$13.22	$14.05	$13.56

G&A and other operating expenses ($/BOE)	$3.65	$3.60	$3.88	$3.45	$3.65	$2.74	$2.96	$3.17	$5.82	$3.79

Exploration Expense ($ millions)
United States	$10	$5	$6	$13	$34	$8	$17	$17	$22	$64
Latin America	1	2	1	1	5	1	1	6	11	19
Middle East	-	1	1	41	43	6	3	1	17	27
	$11	$8	$8	$55	$82	$15	$21	$24	$50	$110

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$2	$220	$117	$139		$381	$750	$780	$963
Sales price	150	(109)	13	290		235	66	(22)	(325)
Sales volume	(59)	25	(11)	11		(68)	(20)	254	(4)
Operating expenses	11	(4)	30	(40)		(11)	(23)	(54)	(15)
DD&A rate	93	(1)	7	(3)		171	(5)	43	(38)
Exploration expense	7	3	1	(48)		41	(7)	(2)	(27)
All others	16	(17)	(18)	32		1	19	(36)	(189)
Current quarter core income	$220	$117	$139	$381		$750	$780	$963	$365

Chemical
Prior quarter core income	$152	$170	$230	$200		$217	$298	$317	$321
Sales price	10	61	9	32		36	5	11	(26)
Sales volume / mix	43	10	(16)	(4)		(10)	10	15	13
Operations / manufacturing	(15)	(47)	(10)	(16)		46	6	(31)	(71)
All others	(20)	36	(13)	5		9	(2)	9	(14)
Current quarter core income	$170	$230	$200	$217		$298	$317	$321	$223

Midstream and Marketing
Prior quarter core income (loss)	$(48)	$(47)	$25	$4		$129	$179	$250	$796
Marketing	-	47	(19)	110		(9)	121	481	(71)
Gas plants	8	(12)	4	22		63	(75)	26	10
Pipelines	(9)	32	(8)	5		(6)	20	33	(56)
Power generation	2	1	3	(8)		1	5	6	(9)
All others	-	4	(1)	(4)		1	-	-	-
Current quarter core income (loss)	$(47)	$25	$4	$129		$179	$250	$796	$670

Year-over-Year
Oil & Gas
Prior year core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220	$117	$139	$381	$857
Sales price	717	281	193	348	1,539	410	624	672	9	1,715
Sales volume	(15)	(56)	(41)	(44)	(156)	(25)	(159)	24	23	(137)
Operating expenses	(52)	(57)	(15)	(3)	(127)	(24)	(43)	(127)	(103)	(297)
DD&A rate	86	88	95	102	371	175	220	255	253	903
Exploration expense	(2)	18	2	(38)	(20)	(4)	(13)	(16)	5	(28)
All others	(6)	(40)	(46)	14	(78)	(2)	34	16	(203)	(155)
Current quarter core income	$220	$117	$139	$381	$857	$750	$780	$963	$365	$2,858

Chemical
Prior year core income	$126	$88	$117	$152	$483	$170	$230	$200	$217	$817
Sales price	126	137	109	104	476	135	86	39	17	277
Sales volume / mix	26	54	(12)	16	84	(33)	(43)	64	22	10
Operations / manufacturing	(101)	(90)	(32)	(62)	(285)	(12)	48	(5)	(37)	(6)
All others	(7)	41	18	7	59	38	(4)	23	4	61
Current quarter core income	$170	$230	$200	$217	$817	$298	$317	$321	$223	$1,159

Midstream and Marketing
Prior year core income (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25	$4	$129	$111
Marketing	24	62	4	132	222	129	203	697	521	1,550
Gas plants	13	(5)	9	23	40	77	15	39	27	158
Pipelines	13	22	9	21	65	23	11	52	(9)	77
Power generation	-	(1)	(4)	(2)	(7)	(3)	1	4	2	4
All others	(2)	5	6	3	12	-	(5)	-	-	(5)
Current quarter core income (loss)	$(47)	$25	$4	$129	$111	$179	$250	$796	$670	$1,895

Schedule 13

Occidental Petroleum Corporation

Preliminary Reserves Replacement and Multi-Year Data - WORLDWIDE

WORLDWIDE		2016	2017	2018	3-Year Avg
Reserves Replacement (MBOE)
Revisions	(A)	159	151	56	122
Improved Recovery		185	201	294	227
Extensions and Discoveries		2	5	7	5
Organic with Revisions	(B)	346	357	357	353
Organic without Revisions	(C)=(B)-(A)	187	206	301	231

Purchases		137	99	54	97
Sales	(D)	(46)	(44)	(17)	(36)
Total Reserve Additions	(E)	437	412	394	414

Production	(F)	231	220	240	230

Costs Incurred ($ millions)
Property acquisition costs	(G)	$2,429	$913	$480	$1,274

Exploration costs		71	256	282	203
Development costs		2,162	2,720	4,288	3,057
Total Organic Costs	(H)	2,233	2,976	4,570	3,260

Total Costs Incurred	(I)=(G)+(H)	$4,662	$3,889	$5,050	$4,534

Finding & Development Costs per BOE
Organic	(H)/(B)	$6.45	$8.34	$12.80	$9.23
Program Additions	(H)/(C)	$11.94	$14.45	$15.18	$14.09
All-In	(I)/[(E)-(D)]	$9.65	$8.53	$12.29	$10.07

Reserve Replacement Ratio
Organic	(B)/(F)	150%	162%	149%	153%
All-In	(E)/(F)	189%	187%	164%	180%

Non-GAAP Measures

Finding and development cost (F&D) and reserves replacement ratio are non-GAAP measures that Occidental believes are widely used in our industry, as well as by analysts and investors, to measure and evaluate the cost of replacing annual production and adding proved reserves. Occidental’s definitions of these non-GAAP measures may differ from similarly titled measures provided by other companies and as a result may not be comparable. F&D Cost – All-In is calculated by dividing total costs incurred for the year as defined by GAAP by the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases of minerals in place for the year. F&D Cost – Organic is F&D Cost – All-In excluding both the property acquisition costs and purchases of minerals in place, and F&D – Program Additions further excludes reserve revisions. Reserves Replacement – All-In is calculated by dividing the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases and sales of minerals in place for the year by current year production. Reserves Replacement – Organic is Reserves Replacement – All-In, excluding purchases and sales of minerals in place for the year.

Schedule 14

Occidental Petroleum Corporation

Preliminary Reserves Replacement and Multi-Year Data - UNITED STATES ONLY

UNITED STATES		2016	2017	2018	3-Year Avg
Reserves Replacement (MBOE)
Revisions	(A)	(92)	109	18	12
Improved Recovery		165	149	237	184
Extensions and Discoveries		-	-	-	-
Organic with Revisions	(B)	73	258	255	195
Organic without Revisions	(C)=(B)-(A)	165	149	237	184

Purchases		137	99	54	97
Sales	(D)	(18)	(44)	(17)	(26)
Total Reserve Additions	(E)	192	313	292	266

Production	(F)	110	111	136	119

Costs Incurred ($ millions)
Property acquisition costs	(G)	$2,062	$912	$474	$1,149

Exploration costs		13	163	196	124
Development costs		1,417	1,981	3,387	2,262
Total Organic Costs	(H)	1,430	2,144	3,583	2,386

Total Costs Incurred	(I)=(G)+(H)	$3,492	$3,056	$4,057	$3,535

Finding & Development Costs per BOE
Organic	(H)/(B)	$19.59	$8.31	$14.05	$12.21
Program Additions	(H)/(C)	$8.67	$14.39	$15.12	$12.99
All-In	(I)/[(E)-(D)]	$16.63	$8.56	$13.13	$12.11

Reserve Replacement Ratio
Organic	(B)/(F)	66%	232%	188%	164%
All-In	(E)/(F)	175%	282%	215%	223%

Non-GAAP Measures

Finding and development cost (F&D) and reserves replacement ratio are non-GAAP measures that Occidental believes are widely used in our industry, as well as by analysts and investors, to measure and evaluate the cost of replacing annual production and adding proved reserves. Occidental’s definitions of these non-GAAP measures may differ from similarly titled measures provided by other companies and as a result may not be comparable. F&D Cost – All-In is calculated by dividing total costs incurred for the year as defined by GAAP by the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases of minerals in place for the year. F&D Cost – Organic is F&D Cost – All-In excluding both the property acquisition costs and purchases of minerals in place, and F&D – Program Additions further excludes reserve revisions. Reserves Replacement – All-In is calculated by dividing the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases and sales of minerals in place for the year by current year production. Reserves Replacement – Organic is Reserves Replacement – All-In, excluding purchases and sales of minerals in place for the year.

Schedule 15

Occidental Petroleum Corporation

Preliminary Proved Oil Reserves

	United	Latin	Middle East/
In millions of barrels (MMbbl)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2015	915	77	317	1,309
Revisions of previous estimates	(90)	4	86	-
Improved recovery	114	2	9	125
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	90	-	-	90
Sales of proved reserves	-	-	(26)	(26)
Production	(69)	(12)	(62)	(143)
Balance at December 31, 2016	960	71	326	1,357
Revisions of previous estimates	66	14	33	113
Improved recovery	97	8	17	122
Extensions and discoveries	-	-	5	5
Purchases of proved reserves	70	-	-	70
Sales of proved reserves	(13)	-	-	(13)
Production	(73)	(11)	(55)	(139)
Balance at December 31, 2017	1,107	82	326	1,515
Revisions of previous estimates	15	(2)	(7)	6
Improved recovery	135	23	31	189
Extensions and discoveries	-	4	2	6
Purchases of proved reserves	32	-	-	32
Sales of proved reserves	(12)	-	-	(12)
Production	(91)	(11)	(51)	(153)
Balance at December 31, 2018	1,186	96	301	1,583

Proved Developed Reserves
December 31, 2015	673	77	278	1,028
December 31, 2016	670	69	298	1,037
December 31, 2017	772	77	279	1,128
December 31, 2018	843	77	240	1,160
Proved Undeveloped Reserves
December 31, 2015	242	-	39	281
December 31, 2016	290	2	28	320
December 31, 2017	335	5	47	387
December 31, 2018	343	19	61	423

Schedule 16

Occidental Petroleum Corporation

Preliminary Proved NGLs Reserves

	United	Latin	Middle East/
In millions of barrels (MMbbl)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2015	186	-	144	330
Revisions of previous estimates	1	-	70	71
Improved recovery	28	-	-	28
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	26	-	-	26
Sales of proved reserves	(3)	-	(2)	(5)
Production	(19)	-	(11)	(30)
Balance at December 31, 2016	219	-	201	420
Revisions of previous estimates	11	-	(2)	9
Improved recovery	23	-	10	33
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	21	-	-	21
Sales of proved reserves	(7)	-	-	(7)
Production	(20)	-	(11)	(31)
Balance at December 31, 2017	247	-	198	445
Revisions of previous estimates	7	-	15	22
Improved recovery	47	-	-	47
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	11	-	-	11
Sales of proved reserves	(3)	-	-	(3)
Production	(25)	-	(11)	(36)
Balance at December 31, 2018	284	-	202	486

Proved Developed Reserves
December 31, 2015	141	-	112	253
December 31, 2016	149	-	164	313
December 31, 2017	161	-	153	314
December 31, 2018	196	-	145	341
Proved Undeveloped Reserves
December 31, 2015	45	-	32	77
December 31, 2016	70	-	37	107
December 31, 2017	86	-	45	131
December 31, 2018	88	-	57	145

Schedule 17

Occidental Petroleum Corporation

Preliminary Proved Natural Gas Reserves

	United	Latin	Middle East/
In billions of cubic feet (Bcf)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2015	1,019	19	2,330	3,368
Revisions of previous estimates	(19)	(10)	554	525
Improved recovery	138	-	51	189
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	128	-	-	128
Sales of proved reserves	(89)	-	-	(89)
Production	(132)	(3)	(214)	(349)
Balance at December 31, 2016	1,045	6	2,723	3,774
Revisions of previous estimates	197	8	(33)	172
Improved recovery	167	1	106	274
Extensions and discoveries	-	-	3	3
Purchases of proved reserves	50	-	-	50
Sales of proved reserves	(146)	-	-	(146)
Production	(108)	(3)	(185)	(296)
Balance at December 31, 2017	1,205	12	2,614	3,831
Revisions of previous estimates	(25)	-	191	166
Improved recovery	329	1	17	347
Extensions and discoveries	-	-	4	4
Purchases of proved reserves	69	-	-	69
Sales of proved reserves	(14)	-	-	(14)
Production	(119)	(2)	(187)	(308)
Balance at December 31, 2018	1,445	11	2,639	4,095

Proved Developed Reserves
December 31, 2015	813	19	1,872	2,704
December 31, 2016	708	6	2,324	3,038
December 31, 2017	782	11	2,131	2,924
December 31, 2018	978	11	2,015	3,004
Proved Undeveloped Reserves
December 31, 2015	206	-	458	664
December 31, 2016	337	-	399	736
December 31, 2017	423	1	483	907
December 31, 2018	467	-	624	1,091

Schedule 18

Occidental Petroleum Corporation

Preliminary Total Proved Reserves

	United	Latin	Middle East/
In millions of Barrels of Oil Equivalent (MMBOE) (a)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2015	1,271	80	849	2,200
Revisions of previous estimates	(92)	3	248	159
Improved recovery	165	2	18	185
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	137	-	-	137
Sales of proved reserves	(18)	-	(28)	(46)
Production	(110)	(13)	(108)	(231)
Balance at December 31, 2016	1,353	72	981	2,406
Revisions of previous estimates	109	16	26	151
Improved recovery	149	8	44	201
Extensions and discoveries	-	-	5	5
Purchases of proved reserves	99	-	-	99
Sales of proved reserves	(44)	-	-	(44)
Production	(111)	(12)	(97)	(220)
Balance at December 31, 2017	1,555	84	959	2,598
Revisions of previous estimates	18	(2)	40	56
Improved recovery	237	23	34	294
Extensions and discoveries	-	4	3	7
Purchases of proved reserves	54	-	-	54
Sales of proved reserves	(17)	-	-	(17)
Production	(136)	(11)	(93)	(240)
Balance at December 31, 2018	1,711	98	943	2,752

Proved Developed Reserves
December 31, 2015	950	80	702	1,732
December 31, 2016	937	70	849	1,856
December 31, 2017	1,063	79	786	1,928
December 31, 2018	1,202	79	721	2,002
Proved Undeveloped Reserves
December 31, 2015	321	-	147	468
December 31, 2016	416	2	132	550
December 31, 2017	492	5	173	670
December 31, 2018	509	19	222	750

(a) Natural gas volumes have been converted to barrels of oil equivalent (BOE) based on energy content of six thousand cubic feet (Mcf) of gas to one barrel of oil.

Schedule 19

Occidental Petroleum Corporation

Preliminary Costs Incurred

Costs incurred in oil and gas property acquisition, exploration and development activities, whether capitalized or expensed, were as follows:

	United	Latin	Middle East/
$ millions	States	America	North Africa	Total
FOR THE YEAR ENDED DECEMBER 31, 2018
Property acquisition costs	$474	$4	$2	$480
Exploration costs	196	42	44	282
Development costs	3,387	203	698	4,288
Costs Incurred	$4,057	$249	$744	$5,050
FOR THE YEAR ENDED DECEMBER 31, 2017
Property acquisition costs	$912	$-	$1	$913
Exploration costs	163	39	54	256
Development costs	1,981	157	582	2,720
Costs Incurred	$3,056	$196	$637	$3,889
FOR THE YEAR ENDED DECEMBER 31, 2016
Property acquisition costs	$2,062	$-	$367	$2,429
Exploration costs	13	6	52	71
Development costs	1,417	75	670	2,162
Costs Incurred	$3,492	$81	$1,089	$4,662